Exhibit 99.1

NEWS RELEASE

NCR completes acquisition of Digital Insight

DULUTH, Ga., January 10, 2014 – NCR Corporation (NYSE: NCR), the global leader in consumer transaction technologies, today announced that it has completed its previously-announced acquisition of Digital Insight Corporation, a leader in online and mobile banking solutions, from Thoma Bravo, LLC for $1.65 billion in cash.

“Our acquisition of Digital Insight comes at a time when financial institutions around the world are looking closely at their retail network strategies and searching for an omni-channel consumer experience,” said NCR Chairman and CEO Bill Nuti. “Our Financial Services business is now uniquely positioned with a market-leading SaaS platform to help banks transform their physical and digital business models. This acquisition strengthens NCR’s branch transformation strategy and positions the Company for long-term growth, accelerated margin expansion and earnings appreciation.”

RBC Capital Markets, LLC acted as lead financial advisor to NCR. J.P. Morgan and BofA Merrill Lynch also acted as financial advisors and Womble Carlyle Sandridge & Rice, LLP acted as legal counsel to NCR on the Digital Insight transaction.

About NCR Corporation

NCR Corporation (NYSE: NCR) is the global leader in consumer transaction technologies, turning everyday interactions with businesses into exceptional experiences. With its software, hardware, and portfolio of services, NCR enables more than 450 million transactions daily across the retail, financial, travel, hospitality, telecom and technology industries. NCR solutions run the everyday transactions that make your life easier.

NCR is headquartered in Duluth, Georgia with over 26,000 employees and does business in 180 countries. NCR is a trademark of NCR Corporation in the United States and other countries. NCR encourages investors to visit its web site which is updated regularly with financial and other important information about NCR.

Web site: www.ncr.com

Twitter: @NCRCorporation

Facebook: www.facebook.com/ncrcorp

LinkedIn: www.linkedin.com/company/ncr-corporation

YouTube: www.youtube.com/user/ncrcorporation

Forward-Looking Statements

Note to Investors – This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target,” “believe,” “estimate,” “forecast,” “pursue” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s plans for the businesses of Digital Insight; the strategic fit of Digital Insight with NCR and its Financial Services line of business, and their effects on NCR’s solutions portfolio; expectations regarding trends in the financial services industry; comments about future market or industry performance or behaviors; and beliefs, expectations, intentions, and strategies, among other things.

Forward-looking statements are based on management’s current beliefs, expectations and assumptions and involve a number of known and unknown risks and uncertainties, many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and there are a number of factors, risks and uncertainties that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. These and other risks, assumptions and uncertainties are described in our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. NCR does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Tracy Krumme

NCR Investor Relations

212.589.8569

tracy.krumme@ncr.com

Media Contact

Jeff Dudash

NCR Public Relations

919.435.6976

jeff.dudash@ncr.com